                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3363

Exact name of registrant as specified in charter:
Delaware Group Limited-Term Government Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



ANNUAL REPORT DECEMBER 31, 2004
--------------------------------------------------------------------------------
              DELAWARE LIMITED-TERM GOVERNMENT FUND


[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     5
-----------------------------------------------------------------
SECTOR ALLOCATION                                               6
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       7

  Statement of Operations                                      11

  Statements of Changes in Net Assets                          12

  Financial Highlights                                         13

  Notes to Financial Statements                                18
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                       22
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     23
-----------------------------------------------------------------





    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  MANAGEMENT REVIEW                        January 10, 2005

FUND MANAGERS
Paul Grillo
Senior Portfolio Manager

Stephen R. Cianci
Senior Portfolio Manager

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX AND FUND PEER GROUP FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2004?
A: Delaware Limited-Term Government Fund returned +2.31% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended December 31, 2004. During the same 12-month period, the Fund's benchmark, the Merrill Lynch 1-3 Year Treasury Index, rose +0.91% and its peer group, as measured by the Lipper Short-Intermediate Government Funds Average, appreciated +1.60% (source: Lipper Inc.).

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT FOR THE FUND OVER THE LAST YEAR?
A: In the first half of 2004, the market backdrop was dominated by volatility. Rates remained low until the strong job numbers in April. Then we moved toward higher rates in June when the Federal Reserve announced its first rate increase. As a result, from June through December, the market was dominated by a flattening of the yield curve (source: Bloomberg). This was a significant development. The yield differential between two-year and 10-year Treasuries went from 195 basis points at the end of June, when the Federal Reserve started raising rates, to 115 basis points at the end of the year -- a flattening of 80 basis points. Another major theme in the market was yield premiums, which shrank on mortgage-backed, asset-backed, and corporate securities. In addition, the dramatic decline in volatility, both realized and as defined by option measures, played a significant role.

Q: WHAT STRATEGIES DID THE FUND EMPLOY IN THIS ENVIRONMENT?
A: First, it is a good idea to review the Fund's investment parameters. Eighty percent of the Fund's net assets must be invested in government securities, which can include agency securities such as agency mortgage-backed securities. Up to 20 percent of the Fund's net assets can be in non-government-backed securities, such as corporate bonds, which must be rated A or better, and asset-backed securities, which must be rated AAA.

With volatility declining, we anticipated a favorable environment for mortgage-backed securities, and we emphasized them in the portfolio. At the end of June, a significant portion of the portfolio was invested in mortgage-backed securities. At the end of December, after significant yield premium shrinkage, we decreased the percentage in mortgage-backed securities.

In non-government securities, we started the fiscal year with the highest allocation to corporate bonds, 6.7% of portfolio net assets. In June, we reduced that figure to 5.7%, before increasing the allocation again in the second half of the year. At the end of December, the portfolio had approximately the same level of exposure to high-quality corporate bonds as it did when the year began.

We used Treasury Inflation-Protected Securities (TIPS) opportunistically. We held a higher allocation in the early part of year. We decreased our exposure to around two percent of net assets at the end of June, and increased that to 7.7% by fiscal year-end. It's interesting to note that TIPS were the third-best performing fixed-income asset class in 2004, trailing only high-yield corporate bonds and emerging markets debt. As a result, we were able to add value through our TIPS exposure.

Q: WHAT WAS THE IMPACT OF FEDERAL RESERVE MONETARY POLICY DURING THE PERIOD?
A: The strategy of the Federal Reserve was to normalize the federal funds rate through a series of measured increases, in order to bring it to an equilibrium with the rate of inflation that we witnessed across the country. This policy had a significant influence on short-term rates, but 10-year Treasuries ended the year not far from their beginning point. The flattening of the yield curve was the major impact, as two-year Treasuries took the brunt of the rate increases. Keep in mind that price volatility on very short maturities is comparatively muted. Thus, despite rising rates, we had an environment where fixed income returns were positive for the year. The declining yield premium contributed to performance as well.

Q: HOW DID THE FUND'S DURATION STRATEGIES PERFORM IN THIS ENVIRONMENT?
A: Our duration strategy also helped the Fund's relative performance. Most of the year, we positioned the portfolio with a defensive maturity or duration averaging 2.2 years. As rates declined in the early part of the year, from January to March, we positioned the portfolio's duration as neutral or somewhat longer than our peers. For much of the remainder of the year, we positioned the Fund's duration more defensively.

Throughout the fiscal year, we employed a barbell strategy to add value as the yield curve flattened. Specifically, we gravitated to the ends of the maturity spectrum as opposed to the middle, using securities of two years or less in maturity, floating rate securities, and 10-year securities to equal our targeted average duration.

Q: WHAT STRATEGIES DOES THE FUND EMPLOY TO MANAGE RISK?
A: Our objective is to place a high premium on safety in order to dampen volatility for our investors. We utilize a disciplined investment process to identify high-quality securities, which we diversify by sector, issuer, and maturity, among other factors. We focus at all times on very high quality securities. The average rating is AAA or the government equivalent. Corporate bonds are the lowest quality sector, and here we invest only in securities that are rated A or better. Among mortgage-backed securities, we favor securities with features that dampen the prepayment risks typical of this sector.

Q: WHAT IS YOUR CURRENT VIEW OF THE FIXED-INCOME MARKET?
A: Fixed-income markets ended the 12-month period with such low volatility levels and low yield premiums that we believe more defensive moves in the portfolio may be needed going forward. In the present environment, we only have a six percent allocation to corporate bonds because we want to maintain a defensive posture. We believe mortgage-backed securities are a defensive place to be right now, due to their high quality and diversification. Our duration posture will stay short, and we will manage the portfolio credit quality to keep it as high as possible. All of this is consistent with our objective of providing a high-quality fixed-income product for conservative investors.

PERFORMANCE SUMMARY
  DELAWARE LIMITED-TERM GOVERNMENT FUND

The performance data quoted represent past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Limited-Term Government Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money.

FUND PERFORMANCE
Average Annual Total Returns
Through December 31, 2004         Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/24/85)
Excluding Sales Charge             +6.02%      +5.40%       +5.61%      +2.31%
Including Sales Charge             +5.87%      +5.12%       +5.03%      -0.47%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge             +4.65%      +4.95%       +4.71%      +1.44%
Including Sales Charge             +4.65%      +4.95%       +4.71%      -0.53%
--------------------------------------------------------------------------------
Class C (Est. 11/28/95)
Excluding Sales Charge             +4.22%                   +4.71%      +1.44%
Including Sales Charge             +4.22%                   +4.71%      +0.46%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A after five years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended December 31, 2004 for Delaware Limited-Term Government Fund's Class R shares were +1.17% and +1.73%, respectively. Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 11/24/85), 10-year, five-year, and one-year periods ended December 31, 2004 for Delaware Limited-Term Government Fund's Institutional Class were +6.16%, +5.57%, +5.78%, and +2.46%, respectively. The Institutional Class shares were first made available on June 1, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Limited-Term Government Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Institutional Class and Class R shares are available only to certain eligible institutional accounts.

Nasdaq Institutional Class symbol:  DTINX
Nasdaq Class R symbol:              DLTRX

PERFORMANCE SUMMARY
  DELAWARE LIMITED-TERM GOVERNMENT FUND

FUND BASICS
As of December 31, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks to provide a high, stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$304.96 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

384
--------------------------------------------------------------------------------
FUND START DATE:

November 24, 1985
--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Paul Grillo holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. He is a CFA charterholder.

Stephen R. Cianci holds both a BS and an MBA from Widener University. He joined Delaware Investments in 1992 and became co-manager of the Fund in January 1999. Mr. Cianci is an adjunct professor of finance at Widener University and is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DTRIX
Class B  DTIBX
Class C  DTICX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 31, 1994 through December 31, 2004

                  DELAWARE LIMITED-TERM
                   GOVERNMENT FUND -              FUND            MERRILL LYNCH 1 - 3 YEAR         INDEX
                    CLASS A SHARES               RETURN             TREASURY BOND INDEX            RETURN
31-Dec-94                $ 9,725                                           $10,000
31-Dec-95                 10,572                  8.71                      11,000                  11.00
31-Dec-96                 10,962                  3.69                      11,652                   4.98
31-Dec-97                 11,516                  5.06                      12,428                   6.66
31-Dec-98                 12,377                  7.47                      13,298                   7.00
31-Dec-99                 12,508                  1.06                      13,705                   3.06
31-Dec-00                 13,584                  8.60                      14,800                   7.99
31-Dec-01                 14,693                  8.17                      16,029                   8.30
31-Dec-02                 15,737                  7.10                      16,952                   5.76
31-Dec-03                 16,073                  2.14                      17,274                   1.90
31-Dec-04                 16,469                  2.29                      17,431                   0.91

Chart assumes $10,000 invested on December 31, 1994 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period July 1, 2004 to December 31, 2004
  OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

*In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DELAWARE LIMITED-TERM GOVERNMENT FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                  Expenses
                                                           Beginning     Ending                  Paid During
                                                            Account      Account      Annualized   Period*
                                                             Value        Value         Expense   7/1/04 to
                                                             7/1/04     12/31/04         Ratio    12/31/04
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,019.00         0.75%      $3.81
Class B                                                     1,000.00    1,014.70         1.60%       8.10
Class C                                                     1,000.00    1,014.70         1.60%       8.10
Class R                                                     1,000.00    1,016.70         1.20%       6.08
Institutional Class                                         1,000.00    1,019.80         0.60%       3.05
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,021.37         0.75%      $3.81
Class B                                                     1,000.00    1,017.09         1.60%       8.11
Class C                                                     1,000.00    1,017.09         1.60%       8.11
Class R                                                     1,000.00    1,019.10         1.20%       6.09
Institutional Class                                         1,000.00    1,022.12         0.60%       3.05
------------------------------------------------------------------------------------------------------------

(1) Effective March 1, 2005, the Fund's manager decreased contractual expense waivers in effect for the Fund, causing the expenses paid by the Fund to increase. Had the new expenses been if effect during the period, the Fund's expense analysis would be as follows:

                                                                                                  Expenses
                                                           Beginning     Ending                  Paid During
                                                            Account      Account      Annualized   Period*
                                                             Value        Value         Expense   7/1/04 to
                                                             7/1/04     12/31/04         Ratio    12/31/04
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,018.75         0.80%      $4.06
Class B                                                     1,000.00    1,014.45         1.65%       8.36
Class C                                                     1,000.00    1,014.45         1.65%       8.36
Class R                                                     1,000.00    1,016.45         1.25%       6.34
Institutional Class                                         1,000.00    1,019.55         0.65%       3.30
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,021.11         0.80%      $4.06
Class B                                                     1,000.00    1,016.84         1.65%       8.36
Class C                                                     1,000.00    1,016.84         1.65%       8.36
Class R                                                     1,000.00    1,018.85         1.25%       6.34
Institutional Class                                         1,000.00    1,021.87         0.65%       3.30
------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                        As of December 31, 2004
  DELAWARE LIMITED-TERM GOVERNMENT FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                               18.38%
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                                        39.54%
--------------------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                                            3.70%
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS                                                        4.25%
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                                                   4.73%
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                                     0.59%
--------------------------------------------------------------------------------
CORPORATE BONDS                                                           5.86%
--------------------------------------------------------------------------------
Banking & Finance                                                         3.74%

Computers & Technology                                                    0.52%

Food, Beverage & Tobacco                                                  0.40%

Insurance                                                                 0.82%

Utilities                                                                 0.38%
--------------------------------------------------------------------------------
MUNICIPAL BONDS                                                           0.28%
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                            7.30%
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                                14.22%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                     6.69%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                                        105.54%
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                          (5.54%)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        100.00%
--------------------------------------------------------------------------------

STATEMENT                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF NET ASSETS                            December 31, 2004

                                                        Principal       Market
                                                          Amount        Value
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 18.38%
 oCollateralized Mortgage Obligation Trust
    Series 38 A 3.268% 12/25/17                        $   599,831   $   600,055
    Series 47 D 2.90% 9/1/18                               369,704       369,931
 oE.F. Hutton Trust III Series 1
    Class A 2.88% 10/25/17                                 247,512       247,697
  Fannie Mae Grantor Trust
    Series 2001-T8 A2 9.50% 7/25/41                      2,621,192     2,927,189
    Series 2001-T10 A1 7.00% 12/25/41                      811,411       855,357
    Series 2002-T1 A2 7.00% 11/25/31                       348,258       369,044
    Series 2002-T16 A3 7.50% 7/25/42                     1,031,482     1,108,676
    Series 2003-T1 A 3.807% 11/25/12                     1,282,607     1,274,048
  Fannie Mae
    Series 1993-18 Park 6.50% 2/25/08                      975,000     1,016,109
    Series 1996-46 ZA 7.50% 11/25/26                       873,529       934,659
  Fannie Mae Whole Loan
    Series 2002-W1 2A 7.50% 2/25/42                        617,585       659,773
    Series 2003-W14 1A5 4.71% 9/25/43                    6,007,137     6,038,184
    Series 2004-W9 2A1 6.50% 2/25/44                       686,976       718,320
  Freddie Mac
    Series 2480 EH 6.00% 11/15/31                        1,766,125     1,786,032
    Series 2575 4.50% 6/15/24                            2,783,665     2,815,578
    Series 2902 5.50% 12/15/17                             930,000       953,250
  Freddie Mac-GNMA
    Series 21 J 6.25% 8/25/22                               60,543        60,657
  Freddie Mac Stated Final Series S.F
    Series 5 GC 2.95% 12/15/09                           2,743,125     2,664,835
  Freddie Mac Structured
    Pass Through Securities
    Series T-42 A5 7.50% 2/25/42                           219,994       236,238
    Series T-56 A2A 2.842% 7/25/36                       4,445,127     4,411,570
    Series T-58 2A 6.50% 9/25/43                         3,648,332     3,818,435
  GNMA
    Series 2002-28 B 5.779% 7/16/24                      6,000,000     6,408,204
    Series 2002-61 BA 4.648% 3/16/26                     3,000,000     3,061,311
    Series 2003-43 B 4.374% 4/16/33                      5,000,000     4,994,979
    Series 2003-72 C 4.86% 2/16/30                       2,500,000     2,564,681
    Series 2003-78 B 5.11% 10/16/27                      5,000,000     5,167,022
                                                                     -----------
TOTAL AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS
  (cost $55,622,756)                                                  56,061,834
                                                                     -----------
AGENCY MORTGAGE-BACKED SECURITIES - 39.54%
  Fannie Mae
    4.50% 3/1/14                                         3,052,122     3,105,534
    4.92% 5/1/13                                         3,865,000     3,956,794
    5.50% 5/15/09                                        1,644,562     1,701,608
    6.215% 6/1/08                                        1,257,931     1,334,979
    6.52% 2/1/08                                         2,313,903     2,454,906
    6.75% 10/1/07                                        1,029,537     1,093,240
    6.765% 1/1/07                                        2,527,314     2,641,833
    7.00% 11/15/16                                       2,017,191     2,139,483
    7.41% 4/1/10                                         4,877,187     5,503,601
    8.00% 8/15/07                                          291,839       302,601
    9.00% 11/1/15                                          303,724       327,547
    10.00% 10/1/30                                         430,337       488,836
    10.50% 6/1/30                                           91,701       104,682
 oFannie Mae ARM
    3.831% 12/1/33                                       2,376,647     2,430,319
    4.97% 11/1/33                                        3,809,241     3,836,016
    5.184% 8/1/34                                          752,297       759,184
    5.147% 1/1/35                                        1,525,000     1,542,156

                                                        Principal       Market
                                                          Amount        Value
AGENCY MORTGAGE-BACKED SECURITIES (continued)
  Fannie Mae Balloon 7 yr
    4.00% 8/1/10                                       $2,738,780     $2,725,086
    4.50% 11/1/10                                       6,665,738      6,713,646
    5.00% 8/1/11                                        3,823,946      3,893,255
  Fannie Mae FHAVA
    7.25% 4/1/09                                           21,555         22,579
    7.50% 3/1/25                                           81,955         88,153
    8.50% 8/1/09                                           20,704         22,134
    10.00% 1/1/19                                          72,049         80,740
    11.00% 8/1/10 to 12/1/15                              960,955      1,076,475
  Fannie Mae GPM 11.00% 11/1/10                            28,713         31,701
  Fannie Mae Relocation 30 yr 5.00% 9/1/33                986,517        989,600
  Fannie Mae S.F. 15 yr
    4.50% 7/1/19                                        1,059,502      1,057,185
    6.00% 12/1/08 to 6/1/17                             4,412,401      4,617,202
    6.50% 8/1/08                                           13,455         14,115
    7.50% 4/1/11                                           30,536         32,434
    8.00% 10/1/09 to 10/1/14                              818,112        866,275
    8.50% 3/1/08                                           64,367         65,836
  Fannie Mae S.F. 15 yr TBA
    5.00% 1/1/20                                        3,400,000      3,454,188
    5.50% 1/1/20                                        3,225,000      3,332,836
  Fannie Mae S.F. 20 yr 6.50% 2/1/22                      909,956        960,573
  Fannie Mae S.F. 30 yr
    5.00% 3/1/34                                          950,521        945,174
    5.50% 3/1/29 to 4/1/29                              3,981,949      4,057,855
    7.00% 8/1/32 to 9/1/32                                901,404        955,769
    7.50% 12/1/10 to 11/1/31                            1,484,848      1,590,888
    8.00% 5/1/05 to 5/1/24                              1,199,750      1,304,481
    8.50% 11/1/07 to 8/1/17                               747,278        801,818
    9.00% 8/1/22                                          802,361        894,382
    9.25% 3/1/09 to 3/1/20                                153,725        170,618
    10.00% 2/1/25                                       1,692,592      1,938,283
    11.00% 7/1/12 to 8/1/20                               416,682        467,349
    11.50% 11/1/16                                        215,092        247,355
    12.50% 2/1/11                                           8,977         10,001
    13.00% 7/1/15                                          51,504         58,136
  Fannie Mae S.F. 30 yr TBA
    6.00% 1/25/35                                       2,900,000      2,998,781
    6.50% 1/1/35                                        6,290,000      6,596,638
    7.00% 1/1/35                                          830,000        879,541
  Freddie Mac
    6.50% 6/17/14                                          29,262         31,045
    9.00% 3/17/08                                          26,885         28,162
 oFreddie Mac ARM
    3.718% 4/1/34                                         930,152        936,256
    3.756% 4/1/33                                       2,700,838      2,785,763
  Freddie Mac Balloon 5 yr
    4.00% 3/1/08 to 8/1/08                              3,670,806      3,686,867
  Freddie Mac Balloon 7 yr
    4.50% 12/1/10                                       1,742,307      1,755,919
    6.00% 4/1/09                                          112,540        115,002
  Freddie Mac FHAVA
    8.00% 3/1/08                                           69,020         70,940
    8.50% 1/1/09                                           31,969         34,142
    9.50% 2/1/10                                           88,495         94,082
    11.00% 2/1/14 to 11/1/15                               29,993         33,106
  Freddie Mac Relocation 15 yr
    3.50% 9/1/18 to 10/1/18                             5,684,894      5,405,979
  Freddie Mac Relocation 30 yr
    5.00% 9/1/33                                        3,671,519      3,688,729
    6.50% 10/1/30                                           6,042          6,448

STATEMENT                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
AGENCY MORTGAGE-BACKED SECURITIES (continued)
  Freddie Mac S.F. 15 yr
    6.00% 10/1/10                                    $     42,838   $     44,967
    6.50% 11/1/09 to 6/1/11                                93,990         99,495
    7.50% 4/1/11                                          142,885        151,592
    8.00% 7/1/16                                          505,177        536,434
    9.00% 10/1/06                                          10,314         10,572
  Freddie Mac S.F. 30 yr
    7.00% 11/1/33                                       2,098,310      2,224,209
    8.00% 10/1/07 to 7/1/11                             1,495,226      1,562,943
    8.25% 3/1/09                                          262,820        276,043
    8.50% 12/1/08 to 11/1/10                              287,374        301,338
    8.75% 5/1/10                                           98,463        106,402
    9.00% 6/1/09 to 9/1/30                              1,133,704      1,248,246
    9.50% 6/1/16                                           20,817         22,353
    9.75% 12/1/08                                          27,243         29,210
    11.00% 11/1/19 to 6/1/20                               46,711         52,684
    11.50% 4/1/11 to 3/1/16                               783,741        900,176
  Freddie Mac Tiered Payment 9.50% 11/1/05                 56,413         59,463
  GNMA I Buydown 30 yr 10.50% 11/15/15                    103,108        115,287
  GNMA I GPM
    11.00% 7/15/10                                         26,422         29,196
    11.50% 4/15/10                                         19,163         21,349
    12.00% 10/15/10                                        10,721         11,984
    12.25% 1/15/14                                         20,293         23,038
  GNMA I Mobile Home 6.50% 9/15/10                         36,628         38,929
  GNMA I S.F. 15 yr
    6.00% 2/15/09                                          79,115         82,972
    6.00% 6/15/09                                         365,352        381,222
    7.50% 7/15/10 to 9/15/10                              478,421        500,358
    9.00% 11/15/06                                         18,987         19,871
  GNMA I S.F. 30 yr
    6.00% 4/15/33                                         773,641        802,653
    7.00% 5/15/28                                         911,006        970,221
    7.50% 12/15/23 to 12/15/31                          1,117,649      1,203,664
    8.00% 6/15/30                                          40,275         43,736
    9.00% 10/15/09 to 2/15/17                             294,263        321,554
    9.50% 6/15/16 to 11/15/17                             122,629        138,188
    11.00% 12/15/09 to 5/15/20                            470,543        529,646
    11.50% 7/15/15                                         12,294         13,996
    12.50% 12/15/10                                        20,932         23,699
  GNMA II GPM 9.75% 12/20/16 to 9/20/17                    23,630         26,007
  GNMA II S.F. 15 yr 7.50% 3/20/09                         30,686         32,307
  GNMA II S.F. 30 yr
    9.50% 11/20/20 to 11/20/21                            337,010        379,406
    10.50% 6/20/20                                          7,824          8,799
    11.00% 9/20/15 to 10/20/15                            167,616        188,446
    11.50% 12/20/17 to 10/20/18                            95,516        108,712
    12.00% 4/20/14 to 5/20/16                             349,991        398,569
    12.50% 10/20/13 to 1/20/14                            145,137        165,709
                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $119,155,729)                                                120,562,486
                                                                    ------------

                                                        Principal       Market
                                                          Amount        Value
AGENCY ASSET-BACKED SECURITIES - 3.70%
  Fannie Mae Grantor Trust
    Series 2004-T4 A3 4.42% 8/25/24                  $ 2,135,000     $ 2,147,870
 oSLMA Student Loan Trust
    Series 1997-2 A2 2.869% 1/25/10                      156,699         156,928
    Series 1997-4 A2 3.019% 10/25/10                     224,467         226,828
    Series 2002-7 A2 2.53% 6/17/13                       514,417         514,490
    Series 2004-1 A1 2.14% 1/26/15                     4,825,601       4,828,057
    Series 2004-5 A2 2.13% 4/25/14                     2,860,000       2,862,020
    Series 2004-6 A2 2.14% 1/25/13                       560,000         560,563
                                                                     -----------
TOTAL AGENCY ASSET-BACKED SECURITIES
  (cost $11,279,680)                                                  11,296,756
                                                                     -----------
AGENCY OBLIGATIONS - 4.25%
  Federal Home Loan Bank
    2.75% 12/15/06                                       115,000         113,978
    3.84% 11/25/09                                     2,419,650       2,401,326
 ^Financing Corp Fico Strips
  PRN 2 5.03% 11/30/17                                 3,120,000       1,639,033
  PRN 10 5.03% 11/30/17                                1,870,000         982,369
  Freddie Mac 5.00% 7/15/14                            2,000,000       2,069,774
 ^Freddie Mac PRN
    3.57% 10/15/08                                     6,630,000       5,767,629
                                                                     -----------
TOTAL AGENCY OBLIGATIONS (cost $12,946,538)                           12,974,109
                                                                     -----------

ASSET-BACKED SECURITIES - 4.73%
 oAmerican Express Credit Account
    Master Trust Series 2003-3
    Class A 2.513% 11/15/10                              500,000         501,250
  AmeriCredit Automobile Receivables Trust
    Series 2001-C A4 5.01% 7/14/08                       525,645         531,977
    Series 2001-D A4 4.41% 11/12/08                      789,844         796,921
 oBank One Issuance Trust
    Series 2003 A6 2.513% 2/15/11                      1,025,000       1,027,754
 Capital One Master Trust
    Series 2002-4A A 4.90% 3/15/10                     1,340,000       1,383,218
 oChase Credit Card Master Trust
    Series 2002-1 A 2.502% 6/15/09                       750,000         751,574
  Countrywide Asset-Backed Certificate
    2004-S1 A2 3.872% 3/25/20                            775,000         773,305
  Harley-Davidson Motorcycle Trust
    Series 2003-4 Class A1 1.47% 4/15/08                 795,760         790,162
 oNovastar Home Equity Loan
    Series 2004-4 A2B 2.758% 3/25/35                   1,225,000       1,225,317
  PP&L Transition Bond
    Series 1999-1 A5 6.83% 3/25/07                        46,455          46,927
  Renaissance Home Equity Loan Trust
    Series 2004-4 AF2 3.856% 2/25/35                     870,000         870,000
 oResidential Asset Mortgage Products
    Series 2004-RZ2 AI3 4.30% 1/25/31                    755,000         760,443
  Residential Asset Securities
    Series 1999-KS1 AI8 6.32% 4/25/30                  2,111,072       2,139,917
    Series 2001-KS3 AI4 5.81% 8/25/29                     27,051          27,002
 #Sierra Receivables Funding Company
    Series 2003-1A 144A 3.09% 1/15/14                    774,888         762,986
    Series 2003-2A A1 144A 3.03% 12/15/15                662,127         656,344
  WFS Financial Owner Trust
    Series 2002-1 A4A 4.87% 9/20/09                    1,355,000       1,373,359
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
  (cost $14,567,889)                                                  14,418,456
                                                                     -----------

STATEMENT                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.59%
  Bank of America Commercial Mortgage
    Series 2004-6 A5 4.811% 12/10/42                   $ 1,805,000   $ 1,801,052
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (cost $1,814,137)                                                    1,801,052
                                                                     -----------
CORPORATE BONDS - 5.86%
Banking & Finance - 3.74%
  Core Investment 4.727% 11/30/07                        3,225,000     3,299,691
  First Bank National Association
    7.30% 8/15/05                                          650,000       664,893
  Merrill Lynch 6.00% 2/17/09                              500,000       537,128
 oMorgan Stanley 2.51% 11/24/06                            490,000       490,599
o#Premium Asset Trust
    Series 2004-01 144A 2.451% 2/6/06                    6,400,000     6,404,308
                                                                     -----------
                                                                      11,396,619
                                                                     -----------
Computers & Technology - 0.52%
  Computer Sciences 6.75% 6/15/06                        1,500,000     1,571,120
                                                                     -----------
                                                                       1,571,120
                                                                     -----------
Food, Beverage & Tobacco - 0.40%
  Kraft Foods 4.625% 11/1/06                               400,000       408,424
  Universal 6.50% 2/15/06                                  790,000       816,053
                                                                     -----------
                                                                       1,224,477
                                                                     -----------
Insurance - 0.82%
 #Berkshire Hathaway Finance 144A
    3.40% 7/2/07                                         1,860,000     1,856,700
  Prudential Financial 4.104% 11/15/06                     650,000       657,412
                                                                     -----------
                                                                       2,514,112
                                                                     -----------
Utilities - 0.38%
  FPL Group Capital 4.086% 2/16/07                         115,000       116,277
  Southern Capital Funding 5.30% 2/1/07                  1,000,000     1,046,136
                                                                     -----------
                                                                       1,162,413
                                                                     -----------
Total Corporate Bonds (cost $17,906,101)                              17,868,741
                                                                     -----------
MUNICIPAL BONDS - 0.28%
 oMassachusetts State Special Obligation
    Revenue Loan 5.044% 6/1/22
    (Connie Lee)                                           750,000       842,100
                                                                     -----------
Total Municipal Bonds (cost $831,833)                                    842,100
                                                                     -----------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 7.30%
  Bank of America Alternative Loan Trust
    Series 2004-11 1CB1 6.00% 12/25/34                   2,194,141     2,264,513
 oBank of America Mortgage Securities
    Series 2004-E 1A1 3.533% 6/25/34                     1,107,863     1,099,656
 oCountrywide Home Loans
    Series 2001-HYB2 3A1 5.460% 9/19/31                    510,781       511,569
  Credit Suisse First Boston
    Mortgage Securities
    Series 2003-29 5A1 7.00% 12/25/33                    1,298,202     1,348,066
    Series 2004-1 3A1 7.00% 2/25/34                        579,086       601,311
  Deutsche Mortgage Securities
    Series 2004-4 1A2 4.01% 4/25/34                        785,000       785,123
  General Motors Acceptance Corporation
    Mortgage Corp Loan Trust
    Series 2004-HE5 A2 3.685% 9/25/34                    2,400,000     2,392,760

                                                     Principal       Market
                                                       Amount        Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 #GSMPS Mortgage Loan Trust
    Series 1998-2 A 144A 7.75% 5/19/27              $   617,651  $    661,239
    Series 1999-3 A 144A 8.00% 8/19/29                1,525,532     1,644,381
  GSR Mortgage Home Loan Trust
    Series 2004-2F 9A1 6.00% 9/25/19                  1,546,063     1,588,231
  Nomura Asset Acceptance
    Series 2004-AP1 A2 3.238% 3/25/34                 1,630,000     1,622,599
    Series 2004-AP2 A2 4.099% 7/25/34                   920,000       919,088
  Residential Asset Mortgage Products
    Series 2004-SL1 A3 7.00% 11/25/31                   943,546       974,875
  Washington Mutual
   oSeries 2002-AR16 A 4.017% 12/25/32                1,974,481     1,978,242
    Series 2003-AR4 A7 3.95% 5/25/33                  1,677,204     1,674,666
 oWells Fargo Mortgage Backed
    Securities Trust
    Series 2004-I 1A1 3.393% 7/25/34                  1,363,734     1,359,948
    Series 2004-DD 2A3 4.548% 1/25/35                   835,000       836,827
                                                                 ------------
TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (cost $22,384,947)                          22,263,094
                                                                 ------------
U.S. TREASURY OBLIGATIONS - 14.22%
  U.S. Treasury Bonds 12.00% 8/15/13                  1,930,000     2,488,042
  U.S. Treasury Inflation Index Notes
    0.875% 4/15/10                                    2,246,747     2,225,596
    1.875% 7/15/13                                    1,538,046     1,582,626
   @2.00% 1/15/14 to 7/15/14                          9,184,221     9,483,477
    2.375% 1/15/25                                    1,194,844     1,278,064
    3.00% 7/15/12                                     1,565,801     1,747,764
    3.375% 1/15/07                                    3,511,701     3,720,348
    4.25% 1/15/10                                     3,040,353     3,527,642
  U.S. Treasury Notes 2.875% 11/30/06                 4,750,000     4,736,643
 ^U.S. Treasury Principal Only Strip
    3.989% 8/15/10                                   15,500,000    12,559,930
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $43,154,206)                                               43,350,132
                                                                 ------------
REPURCHASE AGREEMENTS- 6.69%
  With BNP Paribas 1.55% 1/3/05
    (dated 12/31/04, to be repurchased
    at $11,098,433, collateralized by
    $11,407,000 U.S. Treasury Bills due
    4/28/05, market value $11,321,390)               11,097,000    11,097,000
  With UBS Warburg 1.55% 1/3/05
    (dated 12/31/04, to be repurchased
    at $9,308,202, collateralized by
    $9,307,000 U.S. Treasury Bills
    due 4/28/05, market value
    $9,236,421 and $255,000
    U.S. Treasury Notes 6.75% due
    5/15/05, market value $260,870)                   9,307,000     9,307,000
                                                                 ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $20,404,000)                                               20,404,000
                                                                 ------------

TOTAL MARKET VALUE OF SECURITIES - 105.54%
 (cost $320,067,816)                                              321,842,760
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (5.54%)                                          (16,884,448)++
                                                                 ------------
NET ASSETS APPLICABLE TO 35,952,327
  SHARES OUTSTANDING - 100.00%                                   $304,958,312
                                                                 ============

STATEMENT                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF NET ASSETS (CONTINUED)

Net Asset Value - Delaware Limited-Term Government Fund
  Class A ($204,052,581 / 24,055,996 Shares)                              $8.48
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class B ($27,558,615 / 3,249,115 Shares)                                $8.48
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class C ($49,709,100 / 5,860,725 Shares)                                $8.48
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class R ($1,905,447 / 224,565 Shares)                                   $8.49
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Institutional Class ($21,732,569 / 2,561,926 Shares)                    $8.48
                                                                          -----

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $331,845,225
Accumulated net realized loss on investments                        (28,505,689)
Net unrealized appreciation of investments                            1,618,776
                                                                   ------------
Total net assets                                                   $304,958,312
                                                                   ============

 ^Zero coupon bond. The interest rate shown is the effective yield as of time of purchase.

 #Securities exempt from registration under Rule 144A of the Securities Act of 1933.
  See Note 10 in "Notes to Financial Statements."

 oVariable rate notes. The interest rate shown is the rate as of December 31,
  2004.
++Of this amount, $19,135,327 represents payable for securities purchased as of December 31, 2004.

 @Partially pledged as collateral for financial futures contract.

SUMMARY OF ABBREVIATIONS:
ARM - Adjustable Rate Mortgage
Connie Lee - Insured by the College Construction Insurance Association FHAVA - Federal Housing Administration & Veterans Administration
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
PRN - Principal Only Strip
S.F. - Single Family
SLMA - Student Loan Marketing Association
TBA - To Be Announced
yr - year

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE LIMITED-TERM GOVERNMENT FUND
Net asset value Class A (A)                                                $8.48
Sales charge (2.75% of offering price) (B)                                  0.24
                                                                           -----
Offering price                                                             $8.72
                                                                           =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

FUTURE CONTRACTS

Financial futures contracts open at December 31, 2004 were as follows:

                                                                            Unrealized
    Contracts              Notional Cost     Notional      Expiration      Appreciation
  to Buy (Sell)              (Proceeds)        Value          Date        (Depreciation)
  -------------            -------------     --------      ----------     --------------
86 U.S. Treasury
 10 year Notes               $9,645,765     $9,626,625      March 2005       ($19,140)
(155) U.S. Treasury
 2 year Notes               (32,510,071)   (32,487,031)     March 2005         23,040
(367) U.S. Treasury
 5 year Notes               (40,025,652)   (40,197,969)     March 2005       (172,317)
23 U.S. Long Bond             2,575,251      2,587,500      March 2005         12,249
                                                                            ---------
                                                                            ($156,168)
                                                                            =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

See accompanying notes

STATEMENT                                  DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF OPERATIONS                            Year Ended December 31, 2004

INVESTMENT INCOME:
  Interest                                                                           $12,445,538
                                                                                     -----------

EXPENSES:
  Management fees                                                     $1,729,327
  Distribution expenses -- Class A                                       691,971
  Distribution expenses -- Class B                                       324,022
  Distribution expenses -- Class C                                       607,761
  Distribution expenses -- Class R                                        10,713
  Dividend disbursing and transfer agent fees and expenses               761,464
  Accounting and administration expenses                                 123,359
  Registration fees                                                       75,897
  Reports and statements to shareholders                                  74,393
  Legal and professional fees                                             55,669
  Trustees' fees                                                          18,615
  Pricing fees                                                            14,612
  Custodian fees                                                          11,890
  Other                                                                    6,553       4,506,246
                                                                      ----------
  Less expenses absorbed or waived                                                      (777,158)
  Less waiver of distribution expenses -- Class A                                       (345,985)
  Less expense paid indirectly                                                           (11,890)
                                                                                     -----------
  Total expenses                                                                       3,371,213
                                                                                     -----------
NET INVESTMENT INCOME                                                                  9,074,325
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments                                                                          974,779
    Futures contracts                                                                 (1,610,621)
    Options written                                                                        1,769
    Swap agreements                                                                      312,392
                                                                                     -----------
  Net realized gain                                                                     (321,681)
  Net change in unrealized appreciation/depreciation of investments                   (1,875,293)
                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                       (2,196,974)
                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 6,877,351
                                                                                     ===========

See accompanying notes

STATEMENTS                                 DELAWARE LIMITED-TERM GOVERNMENT FUND
  OF CHANGES IN NET ASSETS

                                                                                                       Year Ended
                                                                                               12/31/04          12/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                      $  9,074,325      $  9,295,976
  Net realized gain (loss) on investments                                                        (321,681)        4,990,124
  Net change in unrealized appreciation/depreciation of investments                            (1,875,293)       (6,658,617)
                                                                                             ------------      ------------
  Net increase in net assets resulting from operations                                          6,877,351         7,627,483
                                                                                             ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                    (8,983,172)       (9,514,180)
    Class B                                                                                      (985,589)       (1,267,290)
    Class C                                                                                    (1,847,269)       (2,170,318)
    Class R                                                                                       (61,707)           (5,990)
    Institutional Class                                                                          (875,872)         (560,921)

  Return of capital:
    Class A                                                                                            --          (525,114)
    Class B                                                                                            --           (62,205)
    Class C                                                                                            --          (116,571)
    Class R                                                                                            --            (2,208)
    Institutional Class                                                                                --           (34,833)
                                                                                             ------------      ------------
                                                                                              (12,753,609)      (14,259,630)
                                                                                             ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                    41,878,039        71,852,730
    Class B                                                                                     4,214,315        13,076,956
    Class C                                                                                     9,856,959        33,470,252
    Class R                                                                                       636,522         1,589,403
    Institutional Class                                                                        12,934,332         6,264,430

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                     6,992,277         7,756,306
    Class B                                                                                       754,179         1,025,233
    Class C                                                                                     1,363,602         1,656,390
    Class R                                                                                        61,306             6,845
    Institutional Class                                                                           867,592           588,306
                                                                                             ------------      ------------
                                                                                               79,559,123       137,286,851
                                                                                             ------------      ------------
  Cost of shares repurchased:
    Class A                                                                                   (90,781,272)      (76,184,416)
    Class B                                                                                   (14,660,215)      (25,919,343)
    Class C                                                                                   (32,501,936)      (32,927,494)
    Class R                                                                                      (261,687)          (94,369)
    Institutional Class                                                                        (8,349,764)       (3,231,739)
                                                                                             ------------      ------------
                                                                                             (146,554,874)     (138,357,361)
                                                                                             ------------      ------------
Decrease in net assets derived from capital share transactions                                (66,995,751)       (1,070,510)
                                                                                             ------------      ------------
NET DECREASE IN NET ASSETS                                                                    (72,872,009)       (7,702,657)

NET ASSETS:
  Beginning of year                                                                           377,830,321       385,532,978
                                                                                             ------------      ------------
  End of year (there was no undistributed net investment income at either year end)          $304,958,312      $377,830,321
                                                                                             ============      ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    DELAWARE LIMITED-TERM GOVERNMENT FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/04    12/31/03     12/31/02   12/31/01(1)  12/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.620      $8.770       $8.600      $8.430       $8.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.244       0.222        0.349       0.423        0.522
Net realized and unrealized gain (loss) on investments         (0.048)     (0.039)       0.255       0.238        0.161
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.196       0.183        0.604       0.661        0.683
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.336)     (0.315)      (0.434)     (0.491)      (0.523)
Return of capital                                                  --      (0.018)          --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.336)     (0.333)      (0.434)     (0.491)      (0.523)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.480      $8.620       $8.770      $8.600       $8.430
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                 2.31%       2.12%        7.08%       8.16%        8.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $204,053    $249,845     $250,729    $208,152     $208,565
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.89%        1.13%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.13%       1.14%        1.05%       1.08%        1.13%
Ratio of net investment income to average net assets            2.85%       2.57%        3.99%       4.92%        6.36%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.47%       2.18%        3.69%       4.73%        6.36%
Portfolio turnover                                               313%        483%         313%        386%         273%

(1) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    DELAWARE LIMITED-TERM GOVERNMENT FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/04    12/31/03     12/31/02   12/31/01(1)  12/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.620      $8.770       $8.600      $8.430       $8.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.170       0.152        0.274       0.348        0.453
Net realized and unrealized gain (loss) on investments         (0.047)     (0.044)       0.255       0.238        0.160
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.123       0.108        0.529       0.586        0.613
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.263)     (0.244)      (0.359)     (0.416)      (0.453)
Return of capital                                                  --      (0.014)          --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.263)     (0.258)      (0.359)     (0.416)      (0.453)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.480      $8.620       $8.770      $8.600       $8.430
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                 1.44%       1.25%        6.17%       7.22%        7.68%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $27,559     $37,774      $50,326     $21,743       $8,600
Ratio of expenses to average net assets                         1.60%       1.60%        1.60%       1.74%        1.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.83%       1.86%        1.90%       1.93%        1.98%
Ratio of net investment income to average net assets            2.00%       1.72%        3.14%       4.07%        5.51%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.77%       1.46%        2.84%       3.88%        5.51%
Portfolio turnover                                               313%        483%         313%        386%         273%

(1) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    DELAWARE LIMITED-TERM GOVERNMENT FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/04    12/31/03     12/31/02   12/31/01(1)  12/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.620      $8.770       $8.600      $8.430       $8.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.170       0.152        0.274       0.347        0.453
Net realized and unrealized gain (loss) on investments         (0.047)     (0.044)       0.255       0.238        0.160
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.123       0.108        0.529       0.585        0.613
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.263)     (0.244)      (0.359)     (0.415)      (0.453)
Return of capital                                                  --      (0.014)          --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.263)     (0.258)      (0.359)     (0.415)      (0.453)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.480      $8.620       $8.770      $8.600       $8.430
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                 1.44%       1.25%        6.16%       7.20%        7.68%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $49,709     $72,045      $71,189     $21,386       $4,506
Ratio of expenses to average net assets                         1.60%       1.60%        1.60%       1.74%        1.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.83%       1.86%        1.90%       1.93%        1.98%
Ratio of net investment income to average net assets            2.00%       1.72%        3.14%       4.07%        5.51%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.77%       1.46%        2.84%       3.88%        5.51%
Portfolio turnover                                               313%        483%         313%        386%         273%

(1) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    DELAWARE LIMITED-TERM GOVERNMENT FUND CLASS R
-------------------------------------------------------------------------------------------------
                                                                Year      6/2/03(1)
                                                                Ended        to
                                                              12/31/04    12/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.630      $8.800

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.205       0.074
Net realized and unrealized gain (loss) on investments         (0.048)     (0.063)
                                                               ------      ------
Total from investment operations                                0.157       0.011
                                                               ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.297)     (0.165)
Return of capital                                                  --      (0.016)
                                                               ------      ------
Total dividends and distributions                              (0.297)     (0.181)
                                                               ------      ------

NET ASSET VALUE, END OF PERIOD                                 $8.490      $8.630
                                                               ======      ======

TOTAL RETURN(2)                                                 1.73%       0.14%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $1,905      $1,499
Ratio of expenses to average net assets                         1.20%       1.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.43%       1.38%
Ratio of net investment income to average net assets            2.40%       1.86%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.17%       1.68%
Portfolio turnover                                               313%        483%

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              DELAWARE LIMITED-TERM GOVERNMENT FUND INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/04    12/31/03     12/31/02   12/31/01(1)  12/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.620      $8.770       $8.600      $8.430       $8.270

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.256       0.234        0.364       0.437        0.534
Net realized and unrealized gain (loss) on investments         (0.047)     (0.038)       0.255       0.238        0.161
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.209       0.196        0.619       0.675        0.695
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.349)     (0.328)      (0.449)     (0.505)      (0.535)
Return of capital                                                  --      (0.018)          --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.349)     (0.346)      (0.449)     (0.505)      (0.535)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $8.480      $8.620       $8.770      $8.600       $8.430
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(2)                                                 2.46%       2.27%        7.27%       8.34%        8.75%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $21,732     $16,667      $13,289      $7,116       $4,514
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.74%        0.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.83%       0.86%        0.90%       0.93%        0.98%
Ratio of net investment income to average net assets            3.00%       2.72%        4.14%       5.07%        6.51%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      2.77%       2.46%        3.84%       4.88%        6.51%
Portfolio turnover                                               313%        483%         313%        386%         273%

(1) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                      DELAWARE LIMITED-TERM GOVERNMENT FUND
  TO FINANCIAL STATEMENTS                  December 31, 2004

Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware statutory trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 5 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed, during the first 12 months. Class R and Institutional shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset- backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2004 were approximately $11,890. The expense paid under the above arrangement is included in custody fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.60% of average daily net assets of the Fund through February 28, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net asset of Class R shares. DDLP has contracted to waive distribution and service fees through February 28, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets. Institutional Class shares paid no distribution and service expenses.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                            $52,428

  Dividend disbursing, transfer agent,
    accounting and administration fees
    and other expenses payable to DSC                                  51,502
  Other expenses payable to DMC and affiliates*                        15,305

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                      DELAWARE LIMITED-TERM GOVERNMENT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services, provided to the Fund by DMC employees. For the year ended December 31, 2004, the Fund was charged $11,169 for internal legal services provided by DMC.

For the year ended December 31, 2004, DDLP earned $36,491 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended December 31, 2004, the Fund made purchases of $636,471,165 and sales of $673,735,245 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2004, the Fund made purchases of $443,252,792 and sales of $475,080,557 of long-term U.S. government securities.

At December 31, 2004, the cost of investments for federal income tax purposes was $321,143,204. At December 31, 2004, net unrealized appreciation was $699,556 of which $2,235,373 related to unrealized appreciation of investments and $1,535,817 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION.
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                           Year Ended
                                                   12/31/04          12/31/03
                                                   --------          --------
Ordinary income                                  $12,753,609       $13,518,699
Return of capital                                         --           740,931
                                                 -----------       -----------
Total                                            $12,753,609       $14,259,630
                                                 ===========       ===========

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                     $331,845,225
Capital loss carryforwards                                         (26,969,464)
Post-October losses                                                   (617,005)
Unrealized appreciation of investments                                 699,556
                                                                  ------------
Net assets                                                        $304,958,312
                                                                  ============

Post-October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of expiration of capital loss carryforwards, paydown gain (loss) on mortgage- and asset-backed securities and market discounts and premiums on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                             $3,679,284
  Accumulated net realized gain (loss)                            12,956,298
  Paid-in capital                                                (16,635,582)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains, $16,636,244 expired in 2004. Capital loss carryforwards remaining at December 31, 2004 will expire as follows: $9,442,127 expires in 2005, $5,505,504 expires in 2007, $5,888,621 expires in 2008 and $6,133,212 expires in 2012.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                             Year Ended
                                                      12/31/04        12/31/03
Shares sold:
  Class A                                             4,891,801       8,251,896
  Class B                                               492,221       1,498,856
  Class C                                             1,147,265       3,831,293
  Class R                                                74,227         183,937
  Institutional Class                                 1,506,248         719,932

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                               816,795         892,179
  Class B                                                88,106         117,872
  Class C                                               159,254         190,539
  Class R                                                 7,166             793
  Institutional Class                                   101,468          67,690
                                                    -----------      ----------
                                                      9,284,551      15,754,987
                                                    -----------      ----------
Shares repurchased:
  Class A                                           (10,623,056)     (8,771,483)
  Class B                                            (1,711,432)     (2,976,690)
  Class C                                            (3,799,848)     (3,787,429)
  Class R                                               (30,591)        (10,967)
  Institutional Class                                  (978,461)       (370,698)
                                                    -----------      ----------
                                                    (17,143,388)    (15,917,267)
                                                    -----------      ----------
Net decrease                                         (7,858,837)       (162,280)
                                                    ===========      ==========

For the years ended December 31, 2004 and 2003, 162,083 Class B shares were converted to 162,083 Class A shares valued at $1,390,225 and 122,579 Class B shares were converted to 122,579 Class A shares valued at $1,065,018, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

NOTES                                      DELAWARE LIMITED-TERM GOVERNMENT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2004, or at any time during the year.

7. FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

8. OPTIONS WRITTEN
During the year ended December 31, 2004, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2004 for the Fund, were as follows:

                                                       Number
                                                    of Contracts     Premiums
                                                    ------------     --------
Options outstanding at December 31, 2003                  650       $  249,354
Options written                                         2,163          996,639
Options terminated in closing purchase transactions    (2,813)      (1,245,993)
                                                       ------       ----------
Options outstanding at December 31, 2004                   --       $       --
                                                       ======       ==========

NOTES                                      DELAWARE LIMITED-TERM GOVERNMENT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

9. SWAP AGREEMENTS
During the year ended December 31, 2004, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

The Fund had no total return swap agreements outstanding at December 31, 2004.

10. CREDIT AND MARKET RISK
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

11. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

12. TAX INFORMATION (UNAUDITED)
For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

        (A)                   (B)
     Long-Term              Ordinary
   Capital Gains             Income           Total
   Distributions         Distributions    Distributions
    (Tax Basis)            (Tax Basis)     (Tax Basis)
   -------------         -------------    -------------
        --                    100%            100%

 (A) and (B) are based on a percentage of the Fund's total distributions.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Delaware Group Limited-Term Government Funds --
Delaware Limited-Term Government Fund

We have audited the accompanying statement of net assets of the Delaware Limited-Term Government Fund (the only series of Delaware Group Limited-Term Government Funds) (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Limited-Term Government Fund of Delaware Group Limited-Term Government Funds at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
February 9, 2005

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/ Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                    NUMBER OF            OTHER
                                                                             PRINCIPAL          PORTFOLIOS IN FUND    DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)        COMPLEX OVERSEEN       HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING           BY TRUSTEE/DIRECTOR TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS            OR OFFICER         OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)     Chairman, President,      4 Years -           Since August 2000,             75              None
   2005 Market Street       Chief Executive      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA          Officer and                           various executive capacities
       19103                  Trustee(4)             1 Year -          at different times at
                                                     Trustee          Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee            16 Years              Board Chairman -              92              None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee            25 Years(3)           Private Investor              92       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                    President/Director -
                                                                                                                 22 WR Corporation

   August 7, 1937

   JOHN A. FRY                   Trustee(4)          3 Years                 President -                75           Director -
 2005 Market Street                                                    Franklin & Marshall College                Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                        Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee             11 Years        Founder/Managing Director -        92              None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

  December 7, 1938


                                                                                                    NUMBER OF            OTHER
                                                                             PRINCIPAL          PORTFOLIOS IN FUND    DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)        COMPLEX OVERSEEN       HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING           BY TRUSTEE/DIRECTOR TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS            OR OFFICER         OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee             15 Years      Treasurer/Chief Fiscal Officer -     92           Director and
 2005 Market Street                                                     National Gallery of Art                     Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                         Chairperson - Andy
     19103                                                                                                         Warhol Foundation

                                                                                                                      Director -
                                                                                                                     Systemax Inc.
   November 1, 1940



   THOMAS F. MADISON             Trustee             10 Years               President/Chief             92             Director -
   2005 Market Street                                                     Executive Officer -                        Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                       Director -
                                                                            and Consulting)                       CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                      River Inc.

                                                                                                                  Director - Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                    Industries, Inc.

   JANET L. YEOMANS              Trustee             5 Years           Vice President/Mergers &         92               None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive            1 Year            Mr. Hastings has served in       92               None(5)
    2005 Market Street       Vice President                           various executive capacities
     Philadelphia, PA              and                                  at different times at
         19103               Chief Financial                             Delaware Investments.
                                 Officer

   Decenber 19, 1999

   RICHELLE S. MAESTRO   Executive Vice President,   1 Year           Ms. Maestro has served in         92               None(5)
   2005 Market Street       Chief Legal Officer                      various executive capacities
    Philadelphia, PA          and Secretary                             at different times at
       19103                                                            Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF      Senior Vice President      8 Years          Mr. Bishof has served in          92               None(5)
   2005 Market Street        and Treasurer                          various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                         AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                          JOSEPH H. HASTINGS                       INVESTMENT MANAGER
Chairman                                  Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds      Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                          Delaware Investments Family of Funds
                                          Philadelphia, PA                         NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                   Delaware Distributors, L.P.
Board Chairman                            RICHELLE S. MAESTRO                      Philadelphia, PA
Citadel Construction Corporation          Executive Vice President,
King of Prussia, PA                       Chief Legal Officer and Secretary        SHAREHOLDER SERVICING, DIVIDEND
                                          Delaware Investments Family of Funds     DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                            Philadelphia, PA                         Delaware Service Company, Inc.
Private Investor                                                                   2005 Market Street
Gwynedd Valley, PA                        MICHAEL P. BISHOF                        Philadelphia, PA 19103-7094
                                          Senior Vice President and Treasurer
JOHN A. FRY                               Delaware Investments Family of Funds     FOR SHAREHOLDERS
President                                 Philadelphia, PA                         800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                      FOR SECURITIES DEALERS AND FINANCIAL
                                                                                   INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                   800 362-7500
Managing Director
Anthony Knerr & Associates                                                         WEB SITE
New York, NY                                                                       www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9157)                                                        Printed in the USA
AR-022 [12/04] IVES 2/05                                                   J9983

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,030 for the fiscal year ended December 31, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $23,750 for the fiscal year ended December 31, 2003.



-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $164,700 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act, issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass through of Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2003.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $162,700 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act, issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass through of Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,750 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser and other service providers under common control with the adviser were $354,209 and $286,850 for the Registrant's fiscal years ended December 31, 2004 and December 31, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

JUDE T. DRISCOLL
-------------------------------
By:     Jude T. Driscoll
        -----------------------
Title:  Chairman
Date:   March 2, 2005
        -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-------------------------------
By:     Jude T. Driscoll
        -----------------------
Title:  Chairman
Date:   March 2, 2005
        -----------------------


MICHAEL P. BISHOF
-------------------------------
By:     Michael P. Bishof
        -----------------------
Title:  Chief Financial Officer
Date:   March 2, 2005
        -----------------------